Exhibit 99.1
CONFIDENTIAL

Fortress Transportation and Infrastructure Investors LLC to Transfer Stock Exchange Listing to Nasdaq

NEW YORK, April [13], 2022 — Fortress Transportation and Infrastructure Investors LLC (NYSE: FTAI) (the “Company”) today announced it will transfer its common shares listing from the New York Stock Exchange (NYSE) to The Nasdaq Global Select Market. The Company expects that its common shares will commence trading as a Nasdaq-listed security on April 26, 2022 and will continue to be listed under the ticker symbol “FTAI” after the transfer. The Company expects that its preferred shares will also transfer to Nasdaq and trade under ticker symbols FTAIP, FTAIO, and FTAIN.

“Transferring to Nasdaq aligns with our growth strategy and we believe our shareholders will benefit from Nasdaq’s market maker model.  We look forward to deploying Nasdaq’s proprietary investor targeting solutions, index inclusion opportunities and Nasdaq’s ESG offerings,” said Joe Adams, FTAI’s Chairman and Chief Executive Officer.

“We believe Fortress Transportation and Infrastructure Investors’ listing on Nasdaq will provide shareholders better and more consistent liquidity which facilitates further value creation for all stakeholders,” said Nelson Griggs, President, Nasdaq Stock Exchange. “We are proud to welcome Fortress Transportation and Infrastructure Investors as the company continues to improve transportation infrastructure across key sectors for goods and people.”

About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the expected transfer of the Company’s common and preferred shares from the NYSE to Nasdaq. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(212) 798-6128
aandreini@fortress.com

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